                                                     DRAFT OF:  JANUARY 12, 1995

                           THE INFORMATION CONTAINED
                              IN THIS DOCUMENT IS
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                                  CONFIDENTIAL
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                                          M BOWNE OF LOS ANGELES, INC.
                                            (213) 627-22OO  -  FAX (213)
                                            627-O451

                                            ------------------------------------

                                          M BOWNE OF CENTURY CITY
                                            (31O) 282-88OO  -  FAX (31O)
                                            282-8877

                                            ------------------------------------

                                          M BOWNE OF IRVINE
                                            (714) 476-O5O5  -  FAX (714)
                                            851-8772

                                            ------------------------------------

                                          M BOWNE OF SAN FRANCISCO, INC.
                                            (415) 362-23OO  -  FAX (415)
                                            362-2424

                                            ------------------------------------

                                          M BOWNE OF PALO ALTO
                                            (415) 858-18OO  -  FAX (415)
                                            858-O65O

                                            ------------------------------------

                                          M BOWNE NORTHWEST
                                            (2O6) 223-O725  -  FAX (2O6)
                                            623-3613

                                      ------------------------------------------
(LOGO)

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                   SJW Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    4) Proposed maximum aggregate value of transaction:

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    5) Total Fee Paid:

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   / / Fee paid previously with preliminary materials.

       -------------------------------------------------------------------------

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                                   SJW CORP.

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- APRIL 17, 1997

To The Shareholders:

     The annual meeting of the shareholders of SJW Corp., a California corporation, will be held, as provided in the By-Laws, on Thursday, April 17, 1997, at 10 o'clock in the morning at the principal executive offices of the Corporation, 374 West Santa Clara Street, San Jose, California 95196, for the following purposes:

     1. To elect a Board of Directors of the Corporation to serve for the ensuing year.

     2. To consider and act upon a proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Corporation for 1997.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors' nominees for directors are set forth in the enclosed proxy statement.

     The close of business on Friday, February 21, 1997, has been fixed as the record date for the determination of shareholders entitled to vote at the annual meeting or any adjournment thereof.

     If you are unable to be present, please mark, date and sign the enclosed proxy and return it in the enclosed envelope.

                                        BY ORDER OF THE BOARD OF
                                        DIRECTORS

                                        BARBARA Y. NILSEN, Secretary
San Jose, California
February 28, 1997

             PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY

                                PROXY STATEMENT

                    SOLICITATION OF PROXY AND REVOCABILITY,
                               VOTING SECURITIES

     The enclosed proxy is solicited on behalf of the Board of Directors of SJW Corp., a California corporation (the "Corporation"), for use at the annual meeting of shareholders to be held on April 17, 1997, at 10 o'clock in the morning at the principal executive offices of the Corporation, 374 West Santa Clara Street, San Jose, California 95196, or any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Only shareholders of record at the close of business on February 21, 1997 will be entitled to vote.

     This proxy statement and the accompanying form of proxy are being mailed to the Corporation's shareholders on or about February 28, 1997. The Corporation's Annual Report (including financial statements) for the year ended December 31, 1996 is being distributed with this Proxy Statement.

     As of the close of business on February 21, 1997, the Corporation had 3,170,347 common shares of issued and outstanding voting securities. Each common share is entitled to 1 vote. Every shareholder, or his proxy (including the persons named in the enclosed proxy), entitled to vote upon the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected or distribute his votes on the same principle among as many candidates as he thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes in the event that cumulative voting is invoked by any shareholder is solicited by the Board of Directors. The nine nominees receiving the highest number of votes will be elected directors.

     A majority of the Corporation's common shares, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be required. Directors may be elected by a plurality of the votes present in person pursuant to cumulative voting (as described above) or by the affirmative vote of a majority of the shares present in person or represented by proxy without cumulative voting. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions, which may be specified on all proposals other than the election of directors, are counted in tabulations of the votes cast on proposals presented to shareholders; whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     The shares represented by duly executed proxies will be voted in accordance with the directions given by the shareholders by means of the ballot on the proxy. All shares represented by duly executed proxies will be voted "FOR" the election as directors of each of the nominees named herein unless the proxy is marked to indicate that such authority is withheld. In the event any of said nominees should be unavailable to serve as a director, which contingency is not presently anticipated, it is the intention of the persons named in the enclosed proxy to vote "FOR" the election of such other person or persons as the Board of Directors may designate as a nominee. With respect to the ratification of the selection of the independent auditors, all shares represented by duly executed proxies will be voted "FOR" the proposal if no choice is indicated on the proxy.

     Any person giving a proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Corporation an instrument of revocation or by the presentation to the meeting of a duly executed proxy bearing a later date. It may also be revoked by attending the meeting and voting in person.

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing the proxy statement, the proxies and any additional materials which may be prepared by the Corporation and furnished to shareholders. The solicitation of proxies will be made by mail and may also be made by telephone, telegraph, or personally by directors, officers and regular employees of the Corporation who will receive no extra compensation for such services.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     At the annual meeting 9 directors (constituting the entire board) are to be elected to hold office until the next annual meeting of the Corporation's shareholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director.

     A brief biography of each nominee (including the nominee's business experience during the past 5 years) is set forth below. All nominees are currently directors of the Corporation and have served in such capacity since the Corporation was organized in 1985, except Mr. Gibson who has served since 1986, Mr. DiNapoli who has served since 1989, Mr. Toeniskoetter who has served since 1991, Mr. Cali who has served since 1992 and Mr. Roth who has served since 1994. All nominees are also directors of San Jose Water Company, a wholly-owned public utility water corporation subsidiary of the Corporation and SJW Land Company, a wholly-owned real estate development company subsidiary of the Corporation. It is the Corporation's intention to appoint all persons elected as directors of the Corporation at the annual meeting to be directors of San Jose Water Company and SJW Land Company for a concurrent term.

     MARK L. CALI, Attorney at Law, with the firm Clark, Cali and Negranti, LLP since December 1996. Formerly he was with the firm Bledsoe, Cathcart, Diestel, Livingston, and Pedersen from October 1994 through November 1996, prior to that he was with Jencks & Hunt from May 1994 through October 1994 and prior to that with Ropers, Majeski, Kohn, Bently, Wagner and Kane from October 1990 through May 1994. Mr. Cali, age 31, has served as a director of San Jose Water Company since 1992.

     J. PHILIP DINAPOLI, Attorney at Law, Chairman of Comerica California Inc. (California bank holding company); he serves as a director of Comerica, Inc. (bank holding company) and Comerica Bank-California (bank); he served as Chairman of Citation Insurance Company (Workers Compensation specialty carrier) until November 20, 1996; he is also the owner of DiNapoli Development Company (real estate development company). Mr. DiNapoli, age 57, is a member of the Audit Committee and has served as a director of the San Jose Water Company since 1989.

     DREW GIBSON, Chairman of the Board and Chief Executive Officer of the Gibson Speno Company (real estate development and investment company) and Chairman of the Board of the Gibson Speno Management Company (real estate management company). He also serves as a director of Comerica Bank-California (bank) and Celluphone, Inc. (Los Angeles based cellular agent). Mr. Gibson, age 54, is a member of the Audit and Compensation Committees and has served as a director of San Jose Water Company since 1986.

     RONALD R. JAMES, President Emeritus of the San Jose Chamber of Commerce (business promotion organization), formerly President and Chief Executive Officer of the Chamber. Mr. James, age 68, is a member of the Executive, Audit and Compensation Committees and has served as a director of San Jose Water Company since 1974.

     GEORGE E. MOSS, Vice Chairman of the Board of Roscoe Moss Manufacturing Company (manufacturer of steel water pipe and well casing). Mr. Moss was formerly President of the Roscoe Moss Company (holding company). Mr. Moss, age 65, is a member of the Compensation Committee and has served as a director of San Jose Water Company since 1984.

     ROSCOE MOSS, JR., Chairman of the Board of Roscoe Moss Manufacturing Company (manufacturer of steel water pipe and well casing). Mr. Moss was formerly Chairman of the Board of Roscoe Moss Company (holding company). Mr. Moss, age 67, is a member of the Corporation's Executive and Compensation Committees and has served as a director of San Jose Water Company since 1980.

     W.R. ROTH, President of the Corporation since October 1996. Prior to that he was Vice President from April 1992 until October 1996 and Chief Financial Officer and Treasurer of the Corporation from January 1990 until October 1996. He has been President of San Jose Water Company since October 1994. He has been Chief Executive Officer since October 1996. Prior to that he was Chief Operating Officer from October 1994 until October 1996. He was Vice President of San Jose Water Company from April 1992 until July 1994 and Senior Vice President from July 1994 until October 1994. He served as Chief Financial Officer and Treasurer from January 1990 until October 1994. Mr. Roth, age 44 has served as a director of San Jose Water Company since 1994.

     CHARLES J. TOENISKOETTER, President of Toeniskoetter & Breeding Inc. (construction and real estate development company). He also serves as a director of Redwood Trust, Inc. (real estate investment trust). Mr. Toeniskoetter, age 52, is a member of the Audit Committee and has served as a director of San Jose Water Company since 1991.

     J.W. WEINHARDT, Chairman and Chief Executive Officer of the Corporation, prior to becoming Chairman in October 1996 he was President; Chairman of the Board of San Jose Water Company. Prior to his election to Chairman of the Board in October 1994, he was President of the San Jose Water Company. He also served as Chief Executive Officer of the San Jose Water Company until October 1996. Mr. Weinhardt, age 65, is a member of the Corporation's Executive Committee and has served as a director of San Jose Water Company since 1975. Mr. Weinhardt also serves as a director of California Water Service Company, SJNB Financial Corp. and its subsidiary San Jose National Bank.

     Nominees Roscoe Moss, Jr. and George Moss are brothers. Other than the family relationship described in the preceding sentence, no nominee has any family relationship with any other nominee or with any executive officer.

     In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Corporation is not aware of any nominee who is unable or will decline to serve as a director.

     No nominee is or has been employed in his principal occupation or employment during the past 5 years by a corporation or other organization that is a parent, subsidiary or other affiliate of the Corporation, other than Mr. Weinhardt and Mr. Roth whose employment relationship with San Jose Water Company is described above.

     The following sets forth, as of January 1, 1997, the beneficial ownership of shares of the outstanding Common Stock of the Corporation by each director or nominee to the Board, each beneficial owner of more than 5% of the common stock, each officer listed in the Summary Compensation Table and the executive officers of the Corporation as a group. Each nominee has sole voting and sole investment power with respect to the shares of the Corporation's stock listed below (or shares such powers with his spouse).

                                                          AMOUNT AND      PERCENT OF
                                                          NATURE OF         CLASS
                                             CLASS OF     BENEFICIAL     BENEFICIALLY
                       NAME                   STOCK       OWNERSHIP         OWNED
        -----------------------------------  --------     ----------     ------------
        Directors:
          Mark L. Cali.....................    Common         3,454              *
          J. Philip DiNapoli...............    Common           600              *
          Drew Gibson......................    Common           500              *
          Ronald R. James..................    Common           200              *
          George E. Moss...................    Common       527,156 (1)       16.2%(2)
          Roscoe Moss, Jr..................    Common       523,878           16.1%(2)
          W. R. Roth.......................    Common         2,500              *
          Charles J. Toeniskoetter.........    Common           300              *
          J.W. Weinhardt...................    Common         6,050              *
        Executive Officers:
          Fred R. Meyer....................    Common           900              *
          R. J. Pardini....................    Common           514              *
          R. J. Balocco....................    Common           186              *
        All directors and executive
          officers
          as a group (16 individuals)......    Common     1,069,607           33.7%

------------

  * Denotes an amount less than 1%.

(1) Includes 148,483 shares held by trust for which Mr. Moss is trustee or co-trustee. Mr. Moss disclaims any pecuniary interest in 29,344 shares.

(2) The address for Mr. George E. Moss and Mr. Roscoe Moss Jr. is 4360 Worth Street, Los Angeles, CA 90063.
                            ------------------------

     The Corporation and San Jose Water Company pay their non-employee directors annual retainers of $3,000 and $13,200, respectively. In addition, all directors of the

Corporation and San Jose Water Company are paid $700 for each Board or committee meeting attended. SJW Land Company directors are paid $250 for each Board meeting attended.

     Upon ceasing to serve as a director of the Corporation or San Jose Water Company, as the case may be, directors or their estate are currently entitled to receive from the respective corporation a benefit equal to the annual retainer paid to its directors. This benefit will be paid for the number of years the director served on the board up to a maximum of 10 years.

     The Board of Directors has an Executive Committee, an Executive Compensation Committee and an Audit Committee. The Audit Committee reviews the results of the annual audit, the financial statements, any supplemental management information submitted by the auditors, and internal accounting and control procedures. It also recommends the selection of auditors to the Corporation's shareholders. The Executive Compensation Committee reviews and recommends to the Board of Directors appropriate compensation for executive officers of the corporation. There is no standing nominating committee. During 1996, there were 4 regular meetings of the Board of Directors, 3 regular meetings of the Audit Committee and 3 meetings of the Executive Compensation Committee. All directors attended at least 75%, except for Mr. DiNapoli who attended 73% of all Board and applicable committee meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons that no other reports were required during 1996, the Corporation believes that during 1996 all officers, directors and greater than ten percent beneficial owners were in compliance with all Section 16(a) filing requirements except for Mr. Cali who reported one transaction nine days late.

                RATIFICATION OF APPROVAL OF INDEPENDENT AUDITORS
                             (ITEM 2 ON PROXY CARD)

     The Audit Committee of the Board of Directors has recommended the continued use by the Corporation of the services of KPMG Peat Marwick LLP, the auditors for the Corporation since it was organized in 1985 and the auditors for San Jose Water Company since 1936. The Board of Directors recommends a vote "FOR" the adoption of the proposal to ratify the selection of KPMG Peat Marwick LLP, certified public accountants, to audit the accounts of the Corporation for the year 1997.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting. They have been offered the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             EXECUTIVE COMPENSATION

     The following table contains certain summary information regarding the cash compensation paid by the Corporation and its subsidiaries for each of the corporations last three completed fiscal years to the Chairman and Chief Executive Officer and to the four other executive officers whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM COMPENSATION(1)
                                                                 -------------------------------------
                                  ANNUAL COMPENSATION(1)
                           ------------------------------------   AWARDS
                                                        OTHER    --------            PAYOUTS     ALL
                                                        ANNUAL   RESTRICTED          --------   OTHER
   NAME AND PRINCIPAL                                  COMPEN-    STOCK    OPTIONS/    LTIP    COMPEN-
        POSITION           YEAR    SALARY     BONUS     SATION   AWARD(S)   SAR'S    PAYOUTS   SATION
------------------------   -----  ---------  --------  --------  --------  --------  --------  -------
                                     ($)       ($)       ($)       ($)       ($)       ($)       ($)
J.W. Weinhardt              1996  $ 270,000                                                    $11,100(2)
  Chairman and              1995  $ 270,000                                                    $13,700(2)
  Chief Executive
    Officer                 1994  $ 268,750                                                    $10,050(2)
  SJW Corp., Chairman
  San Jose Water Company
W.R. Roth                   1996  $ 193,750                                                    $11,100(2)
  President SJW Corp.,      1995  $ 150,000                                                    $13,000(2)
  President and             1994  $ 134,304                                                    $ 3,961(3)
  Chief Executive
    Officer
  San Jose Water Company
F.R. Meyer                  1996  $ 143,417                                                    $ 4,303(3)
  Vice President            1995  $ 136,501                                                    $ 4,095(3)
  San Jose Water Company    1994  $ 130,500                                                    $ 3,915(3)
R.J. Pardini                1996  $ 115,375                                                    $ 3,461(3)
  Vice President            1995  $ 106,750                                                    $ 3,087(3)
  San Jose Water Company    1994  $ 102,250                                                    $ 3,047(3)
R.J. Balocco                1996  $ 112,125                                                    $ 3,364(3)
  Vice President            1995  $ 107,625                                                    $ 3,094(3)
  San Jose Water Company    1994  $ 103,125                                                    $ 3,075(3)

------------

(1) Long Term Compensation Award or Payout Plans are not provided to employees of the corporation or its subsidiaries.

(2) Represents matching contributions paid by the San Jose Water Company under its Salary Deferral Plan of $4,500. The balance are amounts received for Directors fees.

(3) Represents matching contributions paid by the San Jose Water Company under its Salary Deferral Plan.

     The foregoing table does not include benefits provided under San Jose Water Company's Retirement Plan (the "Retirement Plan") or Supplemental Executive Retirement Plan (SERP).

     All employees of San Jose Water Company participate in the Retirement Plan. Although subject to adjustment to comply with Internal Revenue Code requirements, the plan's regular benefit formula provides for a monthly retirement benefit equal to 1.6% of the employee's average monthly compensation for each year of credited service. Compensation means the employee's regular salary prior to reduction under the Deferral Plan. The plan also contains a minimum benefit formula which, although also subject to adjustment, provides for a monthly retirement benefit equal to up to 55% of the employee's average compensation for the highest 36 consecutive months of compensation less 50% of primary social security benefits. This minimum monthly benefit is reduced by 1/30th for each year of credited service less than 30 years. Benefits vest after 5 years of service or at age 65; there are provisions for early retirement. In addition, in 1992, the Board of Directors of San Jose Water Company adopted a nonqualified, unfunded Supplemental Executive Retirement Plan (SERP) for certain executives and officers of the San Jose Water Company. It is intended that the SERP in combination with the Retirement Plan will provide the covered executives and officers with a total retirement benefit commensurate with executives and officers of other comparable private water utilities. A minimum of twenty years of service is required for vesting in the SERP. The amounts contributed to the Retirement Plan by San Jose Water Company to fund retirement benefits with respect to any individual employee cannot be readily ascertained. The following table sets forth combined estimated retirement benefits, payable as a straight life annuity, assuming retirement at age 65 using the minimum benefit formula and the SERP:

                               PENSION PLAN TABLE

                   YEARS OF SERVICE(1)(2)(3)(4)
                 ---------------------------------
  AVERAGE
COMPENSATION     15 YEARS    20 YEARS     25 YEARS     30 YEARS     35 YEARS
------------     --------    --------     --------     --------     --------
  $100,000(5)    $25,000     $ 44,000     $ 49,500     $ 55,000     $ 55,000
  $125,000(5)    $31,250     $ 55,000     $ 61,875     $ 68,750     $ 68,750
  $150,000(5)    $37,500     $ 66,000     $ 74,250     $ 82,500     $ 82,500
  $175,000(5)    $37,500(5)  $ 77,000     $ 86,625     $ 96,250     $ 96,250
  $200,000(6)    $37,500(5)  $ 88,000     $ 99,000     $110,000     $110,000
  $225,000(6)    $37,500(5)  $ 99,000     $111,375     $123,750     $123,750
  $250,000(6)    $37,500(5)  $110,000     $123,750     $137,500     $137,500
  $275,000(6)    $37,500(7)  $170,100     $185,200     $200,400     $204,900
  $300,000(6)    $37,500(7)  $185,600     $202,100     $218,600     $223,500

------------

(1) The benefits listed in the table under the 15 years column are subject to deduction of 50% of the participant's social security benefits at age 65.

(2) The number of years of credited service and covered compensation at December 31, 1996 is for Mr. Weinhardt, 33, $270,000; Mr. Meyer, 18, $143,417; Mr.
    Roth, 6, $193,750; Mr. Pardini, 9, $115,375; Mr. Balocco, 14, $112,125.

(3) Applicable laws and regulations limit the amounts which may be paid.

(4) No additional benefits are accrued at the present time.

(5) Range of benefits apply to Messrs. Roth, Meyer, Balocco and Pardini only.

(6) Range of benefits apply to Mr. Weinhardt only.

(7) Compensation is limited to $150,000 in 1996 for the Retirement Plan.

    Mr. Weinhardt, effective January 1, 1997, commenced receiving benefits under the Retirement Plan and SERP.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Executive Compensation Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of the Corporation or any of its subsidiaries. No executive officer of the Corporation serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Corporation's Board of Directors or Executive Compensation

Committee. The following non-employee directors served on the Executive Compensation Committee during fiscal 1996: Drew Gibson, Ronald R. James, Roscoe Moss, Jr. and George E. Moss.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

     As members of the Executive Compensation Committee it is our duty to review compensation levels of the executive officers of the Corporation and its subsidiaries and to make appropriate recommendations to the Board of Directors.

     The compensation policy of the Corporation, as recommended by the Committee and approved by the Board of Directors, requires that a portion of the annual compensation of each officer relate to and must be contingent upon, the long-term total return to shareholders of the corporation, within the constraints imposed upon the Water Company by the regulatory process, as well as the individual contribution of each officer. A goal of this process is to attract, develop and retain high-quality senior management through competitive compensation.

     The committee reviews with the Board all aspects of compensation for the Chairman J. W. Weinhardt, and that of the President W.R. Roth.

     The Committee reviewed the reasonableness of compensation paid to executive officers of the Corporation based in part on information provided by the President. In doing so, the committee takes into account how the particular compensation compares to compensation paid by other similarly situated companies, individual performance, tenure and internal comparability considerations.

     The Committee's recommendations were found to be reasonable and the Board of Directors approved the compensation schedule for the executive officers.

     In January, 1996, the Committee recommended based upon criteria described above, with approval of the Board of Directors, that Mr. Weinhardt's salary be maintained at the then current level of $270,000 effective February 1, 1996.

     In October 1996, the Committee recommended and the Board approved that Mr. Weinhardt's salary as Chairman of the Board be set at $100,000, effective January 1, 1997. Mr. Roth's salary as President of the Corporation was at the same time set at $225,000 effective October 17, 1996.

                                        EXECUTIVE COMPENSATION COMMITTEE
                                        DREW GIBSON
                                        RONALD R. JAMES
                                        GEORGE E. MOSS
                                        ROSCOE MOSS, JR.
Dated: January 23, 1997

     The following performance graph compares the changes in the cumulative shareholder return on the Corporation's common shares with the cumulative total return on the Water Utility Index and the S&P 500 Index during the last five years ended December 31, 1996. The comparison assumes $100 was invested on January 1, 1991 in the Corporation's common shares and in each of the foregoing indices and assumes reinvestment of dividends.


                               [LINE GRAPH]

                   SJW Corp.       Water Utility Index     S&P 500
1991                 100                100                 100
1992                 131                111                 108
1993                 155                126                 119
1994                 133                117                 121
1995                 165                147                 166
1996                 217                180                 204



1. The Water Utility Index is the 14 company Water Utility Index prepared by Edward D. Jones & Co.

     The preceding Compensation Committee Report on Executive Compensation and the preceding SJW Corp. Stock Performance Chart shall not be deemed incorporated by reference into any previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, nor are such Report or Chart to be incorporated by reference into any future filings.

                              GENERAL INFORMATION

     The Board of Directors is not aware of any matters to come before the meeting other than as set forth herein. If any other matters should be brought before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment. Whether or not you intend to be present at the meeting, you are urged to complete, sign and return your proxy promptly.

SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at next year's annual meeting of shareholders scheduled for April 16, 1998, must be received by the Corporation by October 31, 1997, for inclusion in the Corporation's proxy materials relating to that meeting. Proposals which comply with rules and regulations of the Securities and Exchange Commission and are timely received will be included in next year's Proxy Statement.

                                             BY ORDER OF THE BOARD OF
                                             DIRECTORS

                                             BARBARA Y. NILSEN, Secretary

San Jose, California
February 28, 1997

                                    SJW CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P                             FEBRUARY 28, 1997
R
O
X
Y     J.W. WEINHARDT and BARBARA Y. NILSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, the shares of stock of the undersigned at the annual meeting of shareholders of SJW Corp. to be held at 374 West Santa Clara Street, San Jose, California on Thursday, April 17, 1997 at 10:00 A.M., or at any adjournments or postponements thereof:

      If not otherwise directed, this proxy will be voted FOR the election of each of management's nominees for directors and FOR ratification of the selection of KPMG Peat Marwick LLP as auditors and at the discretion of the proxy holders upon such other business as may properly come before the meeting. The Board of Directors recommends voting in favor of these matters.

                  (continued and to be dated and signed on the reverse side)
                                                                  SEE REVERSE
                                                                      SIDE

      Please mark
      votes as in
   X  this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW AS DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

1.  Election of Directors:

Nominees: M.L. Cali, J.P. DiNapoli, D. Gibson, R.R. James, G. Moss, R. Moss Jr., W.R. Roth, C.J. Toeniskoetter and J.W. Weinhardt

      FOR               WITHHELD
      ALL               FROM ALL                For all nominees
______NOMINEES     _____NOMINEES          _____ except as noted above

2. Ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the corporation.

FOR ________      AGAINST ________    ABSTAIN ________


3. In their discretion upon any other matter that may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.

MARK HERE
FOR ADDRESS
CHANGE AND
NOTE AT LEFT_________

Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, California law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.